UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2026

ARTELO BIOSCIENCES, INC.
(Exact name of Company as specified in its charter)

Nevada	001-38951	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe, Suite 160 Solana Beach, CA USA	92075
(Address of principal executive offices)	(Zip Code)

(858) 925-7049

(Company’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 6, 2026, Artelo Biosciences, Inc. (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) confirming that the Company has regained compliance with Nasdaq Listing Rule 5550(b)(1), which requires that the Company maintain stockholders’ equity of at least $2.5 million for continued listing (the “Equity Rule”), and Nasdaq Listing Rule 5620(a), which requires companies listed on Nasdaq to hold an annual meeting of shareholders no later than one year after the end of the Company’s fiscal year-end (the “Annual Meeting Rule”), further to a letter from the Nasdaq Hearings Panel (the “Panel”) dated February 2, 2026, which granted the Company an exception to cure both listing deficiencies.

Pursuant to Nasdaq Listing Rule 5815(d)(4)(B), the Company will be subject to a Mandatory Panel Monitor through April 6, 2027. If, within that one-year monitoring period, the Listing Qualifications Department staff (the “Staff”) finds the Company again out of compliance with the Equity Rule that was the subject of the exception then, notwithstanding Nasdaq Listing Rule 5810(c)(2), the Company will not be permitted to provide the Staff with a plan of compliance with respect to that deficiency and the Staff will not be permitted to grant additional time for the Company to regain compliance with respect to that deficiency, nor will the Company be afforded an applicable cure or compliance period pursuant to Nasdaq Listing Rule 5810(c)(3). Instead, Staff will issue a Delist Determination Letter and the Company will have an opportunity to request a new hearing with the initial Panel or a newly convened Hearings Panel if the initial Panel is unavailable. The Company will have the opportunity to respond/present to the Hearings Panel as provided by Nasdaq Listing Rule 5815(d)(4)(C), and the Company’s securities may be at that time delisted from Nasdaq.

On April 7, 2026, the Company issued a press release announcing that it regained compliance with the Nasdaq listing requirements. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 7, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2026	ARTELO BIOSCIENCES, INC.

/s/ Gregory D. Gorgas
	Name:	Gregory D. Gorgas
	Title:	Chief Executive Officer and President

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